UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2013

ITEM 1.      SCHEDULE OF INVESTMENTS.

Western Asset Global Corporate Defined
Opportunity Fund Inc. (GDO)

FORM N-Q

JANUARY 31, 2013

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES— 95.5%
CONSUMER DISCRETIONARY— 14.9%
Auto Components — 1.0%
Europcar Groupe SA	11.500%	5/15/17	175,000	EUR	$257,860	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	981,936	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	2,053,402	(a)
Total Auto Components					3,293,198
Automobiles — 0.1%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	204,586
Diversified Consumer Services — 0.3%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	492,355	GBP	948,353	(a)
Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,075,000
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,250,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	521,076	GBP	900,507
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,100,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,135,000
Total Hotels, Restaurants & Leisure					5,460,507
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,600,000	(b)
Media — 9.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,179,712	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,770,175	(b)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	132,131	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	135,271	(a)(c)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,173,612	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,130,000
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,163,913
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		2,202,003	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,399,214	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,055,700
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		694,260	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,077,665
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		2,005,728
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,624,025	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,255,060	(a)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	446,342	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,435,874	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,213,254	(a)(c)
Virgin Media Secured Finance PLC, Senior Secured Notes	7.000%	1/15/18	900,000	GBP	1,534,455
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,971,484
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,106,947	(a)
Total Media					30,706,825
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		182,250
Specialty Retail — 1.3%
Edcon Proprietary Ltd., Senior Notes	3.433%	6/15/14	960,000	EUR	1,264,384	(a)(d)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	410,395	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		$2,543,513
Total Specialty Retail					4,218,292
TOTAL CONSUMER DISCRETIONARY					47,614,011
CONSUMER STAPLES — 6.2%
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,261,680
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,258,790
Total Food & Staples Retailing					3,520,470
Food Products — 0.6%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,243,424	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	539,033	(a)
Total Food Products					1,782,457
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		824,600	(a)
Tobacco — 4.2%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,592,626	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,332,447
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,867,502
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,942,293	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,825,089	(b)
Total Tobacco					13,559,957
TOTAL CONSUMER STAPLES					19,687,484
ENERGY — 11.8%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		325,500
Oil, Gas & Consumable Fuels — 11.7%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,645,773
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,626,045		1,825,235	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,112,000	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,352,376	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,596,498	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	510,000	EUR	737,490	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		502,900	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,003,520	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		794,812	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,486,309	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		354,299	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,255,250	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		876,600	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,103,375
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		892,102
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,470,600	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		825,959	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,100,297	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,717,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,864,820	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,122,187	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,075,000
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		5,031,875	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		698,967
Total Oil, Gas & Consumable Fuels					37,445,744
TOTAL ENERGY					37,771,244

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 27.4%
Capital Markets — 2.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,300,000		$1,062,750	(b)(d)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	990,665
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,765,886
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,558,312
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,921,425
Total Capital Markets					9,299,038
Commercial Banks — 14.7%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,944,471
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	636,620	(d)(e)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,897,499
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	574,621	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,773,513	(a)(d)(e)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	2,363,633	(a)(d)(e)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,827,405
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,586,271	(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,136,090	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,014,307	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	606,153	(a)(d)(e)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,570,000		1,650,854	(a)(e)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	100,227	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,318,645	(d)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	412,489	(a)(d)(e)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,692,355	(a)(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,130,408
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	2,062,177	(a)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	580,191	(d)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,066,038	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	674,371	(d)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,325,153	(d)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,953,171	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,920,635
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/22/13	760,000		760,950	(d)(e)
Total Commercial Banks					47,008,247
Consumer Finance — 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,940,575	(b)(d)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,185,500	(b)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,532,067	(b)
Total Consumer Finance					6,658,142
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		127,289
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,260,442
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,544,273
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,276,570	(a)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,263,000	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,547,500
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,254,300

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	$812,135	(d)(e)
Total Diversified Financial Services					12,085,509
Insurance — 3.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,561,227	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,771,337	(d)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	656,739	(d)(e)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,000,000	(a)(d)(e)
ELM BV	5.252%	5/25/16	550,000	EUR	735,482	(d)(e)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,733,356	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	594,632	(d)(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		375,000	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	685,393	(d)(e)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	956,312	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,400,084
Total Insurance					12,469,562
TOTAL FINANCIALS					87,520,498
HEALTH CARE — 3.1%
Health Care Equipment & Supplies — 0.2%
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	598,451	(a)
Health Care Providers & Services — 2.4%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	745,817	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,309,025	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,166,250
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000		759,413	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,629,536
Total Health Care Providers & Services					7,610,041
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,656,245	(a)
TOTAL HEALTH CARE					9,864,737
INDUSTRIALS — 6.6%
Aerospace & Defense — 0.5%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,700,646	(a)
Airlines — 3.3%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	2,900,424		3,233,973
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		4,009,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,385,000		1,430,013	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,639,193
United Air Lines Inc., Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	69,934		81,123
Total Airlines					10,393,302
Building Products — 0.2%
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	684,250	(a)
Commercial Services & Supplies — 0.5%
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,686,692	(b)
Electrical Equipment — 0.4%
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,166,351	(a)
Machinery — 0.2%
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	401,094	(a)
Loxam SAS, Senior Bonds	7.375%	1/24/20	100,000	EUR	136,459	(a)
Total Machinery					537,553

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — 0.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	278,425		$253,367
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	178,000		178,000
Total Marine					431,367
Road & Rail — 0.7%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,162,294
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	214,872	(a)
Total Road & Rail					2,377,166
Transportation — 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		875,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,303,149	(a)
Total Transportation					2,178,149
TOTAL INDUSTRIALS					21,155,476
INFORMATION TECHNOLOGY — 1.4%
Communications Equipment — 0.7%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,071,250	(b)
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,014,318
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	361,515	(a)
TOTAL INFORMATION TECHNOLOGY					4,447,083
MATERIALS — 8.5%
Chemicals — 0.7%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	558,000	EUR	761,441	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	802,256	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	769,147	(a)
Total Chemicals					2,332,844
Construction Materials — 1.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		661,850	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,009,440	(a)
Lafarge SA, Senior Notes	6.625%	11/29/18	1,150,000	EUR	1,729,720
Total Construction Materials					3,401,010
Containers & Packaging — 0.4%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	200,000	EUR	280,386	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,022,865	(a)
Total Containers & Packaging					1,303,251
Metals & Mining — 5.3%
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000		182,923
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	60,000		60,149
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,830,000		1,808,688
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,215,500	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		468,326	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		523,354	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		974,175	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,628,400	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	600,000	EUR	773,947	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,982,123	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		767,336
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,875,211
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		401,572
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,647,841	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		310,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	$1,446,845
Total Metals & Mining					17,066,440
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,465,021	(b)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,737,765
Total Paper & Forest Products					3,202,786
TOTAL MATERIALS					27,306,331
TELECOMMUNICATION SERVICES — 9.9%
Diversified Telecommunication Services — 7.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		201,500	(a)
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	186,500		173,445	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,350,448
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,910,250
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		723,938	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,905,662
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	391,875	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	323,917	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	2,029,454
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,122,198
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,229,152	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,299,788	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	467,973	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	962,496	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		214,700	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		2,125,575	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,163,488	EUR	3,069,777	(a)(f)
Total Diversified Telecommunication Services					23,502,148
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,440,035	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		813,482	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	783,180	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	844,545	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		761,250	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,370,000	(b)
Total Wireless Telecommunication Services					8,012,492
TOTAL TELECOMMUNICATION SERVICES					31,514,640
UTILITIES — 5.7%
Electric Utilities — 1.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	640,000		659,200	(a)
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	120,665		157,468
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,944,600	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,046,795
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	1,987,116
Total Electric Utilities					5,795,179
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,143,636	(a)
Independent Power Producers & Energy Traders— 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	900,000		981,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,547,630	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		590,080

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		$2,206,777
Total Independent Power Producers & Energy Traders					5,325,487
Multi-Utilities — 1.8%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,364,688
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,527,625	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,032,621
Total Multi-Utilities					5,924,934
TOTAL UTILITIES					18,189,236
TOTAL CORPORATE BONDS & NOTES (Cost — $279,501,982)					305,070,740
ASSET-BACKED SECURITIES — 2.8%
Argent Securities Inc., 2004-W10 A2	0.984%	10/25/34	816,891		787,348	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.179%	6/25/33	1,907,644		1,851,673	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.351%	11/15/36	742,722		637,302	(d)
Home Equity Asset Trust, 2004-8 M1	1.074%	3/25/35	641,516		611,683	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.884%	9/25/34	1,900,000		1,867,954	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,457,526		1,501,910
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	274,933		285,322	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.984%	6/25/35	277,463		274,284	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.784%	1/25/33	1,202,042		1,157,004	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $8,131,602)					8,974,480
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.8%
ARM Trust, 2004-5 4A1	5.157%	4/25/35	778,919		778,928	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.471%	2/25/36	80,025		72,843	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	3.020%	7/27/36	379,340		381,943	(a)(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.862%	7/10/38	1,500,000		1,688,816	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	321,767		324,740	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.908%	1/19/35	391,995		397,576	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	3.041%	8/25/35	1,805,099		1,799,590	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.343%	4/25/31	1,811,872		1,778,024	(d)
Sequoia Mortgage Trust, 2003-3 A1	0.861%	7/20/33	725,859		703,975	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.922%	6/25/47	948,549		800,948	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.541%	9/25/36	105,287		91,125	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,794,158)					8,818,508
COLLATERALIZED SENIOR LOANS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Gymboree Corp., Term Loan	5.000%	2/23/18	370,000		360,981	(g)
ENERGY — 0.1%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000		61,347	(g)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $418,462)					422,328
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $32,045)	7.000%	1/31/20	212,615		21,739	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 7.3%
Brazil — 1.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	$285,999
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,779,000	BRL	4,071,175
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	797,000	BRL	413,980
Total Brazil					4,771,154
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,677,132	(a)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,694,000	MYR	554,902
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	610,365
Russia — 1.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,415,375	(a)
United Arab Emirates — 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		453,788	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,625,619	(a)
Total United Arab Emirates					2,079,407
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,917,756
Venezuela — 2.6%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,293,000		5,147,443	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		3,067,500
Total Venezuela					8,214,943
TOTAL SOVEREIGN BONDS (Cost — $20,444,684)					23,241,034
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost - $689,871)	1.625%	11/15/22	700,000		677,797

			SHARES
COMMON STOCKS — 0.7%
FINANCIALS — 0.6%
Citigroup Inc.			48,867		2,060,233
INDUSTRIALS — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares			139,004		207,116	*
TOTAL COMMON STOCKS (Cost — $2,611,704)					2,267,349

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost - $80,711)	7.875%		3,050		84,973	(d)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $319,705,219)					$349,578,948

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreements — 4.2%
RBS Securities Inc. repurchase agreement dated 1/31/13; Proceeds at maturity - $12,000,040; (Fully collateralized by U.S. government obligations, 2.625% due 11/15/20; Market value - $12,240,003)	0.120%	2/1/13	12,000,000	$12,000,000
State Street Bank & Trust Co. repurchase agreement dated 1/31/13; Proceeds at maturity - $1,531,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market Value - $1,565,999)	0.010%	2/1/13	1,531,000	1,531,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $13,531,000)				13,531,000
TOTAL INVESTMENTS — 113.7% (Cost — $333,236,219#)				363,109,948
Liabilities in Excess of Other Assets — (13.7)%				(43,720,227)
TOTAL NET ASSETS — 100.0%				$319,389,721

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	- Adjustable Rate Mortgage
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Summary of Investments by Country †

United States	35.0%
United Kingdom	12.8%
Brazil	4.8%
France	4.3%
Russia	4.2%
Netherlands	4.2%
Luxembourg	2.7%
Mexico	2.6%
Australia	2.5%
Venezuela	2.3%
Spain	2.1%
Italy	1.9%
Canada	1.5%
Belgium	1.3%
Qatar	1.3%
Chile	1.3%
Germany	1.3%
Jersey	1.2%
United Arab Emirates	1.1%
Colombia	1.0%
Malaysia	1.0%
Trinidad and Tobago	1.0%
Cayman Islands	0.6%
South Africa	0.6%
Ireland	0.6%
India	0.5%
Switzerland	0.5%
Kazakhstan	0.5%
Finland	0.5%
Bermuda	0.3%
Czech Republic	0.2%
Sweden	0.2%
Panama	0.2%
Peru	0.2%
Short - Term Investments	3.7%
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of January 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$305,070,740	—	$305,070,740
Asset-backed securities	—	8,974,480	—	8,974,480
Collateralized mortgage obligations	—	8,818,508	—	8,818,508
Collateralized senior loans	—	422,328	—	422,328
Convertible bonds & notes	—	21,739	—	21,739
Sovereign bonds	—	23,241,034	—	23,241,034
U.S. government & agency obligations	—	677,797	—	677,797
Common stocks	$2,267,349	—	—	2,267,349
Preferred stocks	84,973	—	—	84,973
Total long-term investments	$2,352,322	$347,226,626	—	$349,578,948
Short-term investments†	—	13,531,000	—	13,531,000
Total investments	$2,352,322	$360,757,626	—	$363,109,948
Other financial instruments:
Forward foreign currency contracts	—	$464,416	—	464,416
Total	$2,352,322	$361,222,042	—	$363,574,364

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$4,507,741	—	$4,507,741

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $4,507,741. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,817,692
Gross unrealized depreciation	(3,943,963)
Net unrealized appreciation	$29,873,729

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$45,000,000	0.801%	$45,000,000

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.798% to 0.813% during the period ended January 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $90,879.

At January 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.798%**	1/22/2013	7/11/2013	$45,000,000

** Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of January 31, 2013.

On January 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $55,242,842.

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Morgan Stanley	200,000	$317,175	2/15/13	$(618)
British Pound	Morgan Stanley	200,000	317,175	2/15/13	(4,695)
British Pound	Morgan Stanley	200,000	317,175	2/15/13	(7,980)
Euro	Morgan Stanley	300,000	407,373	2/15/13	17,513
Euro	Morgan Stanley	500,000	678,955	2/15/13	26,892
Euro	Morgan Stanley	700,000	950,538	2/15/13	33,458
Euro	Morgan Stanley	600,000	814,747	2/15/13	17,726
					82,296
Contracts to Sell:
British Pound	Citibank N.A.	250,000	396,469	2/15/13	2,113
British Pound	Morgan Stanley	13,901,741	22,046,424	2/15/13	160,008
British Pound	UBS AG	14,012,187	22,221,577	2/15/13	205,208
Canadian Dollar	Morgan Stanley	2,000,000	2,004,600	2/15/13	1,498
Euro	Citibank N.A.	1,550,000	2,104,762	2/15/13	(128,884)
Euro	Citibank N.A.	700,000	950,538	2/15/13	(15,982)
Euro	Citibank N.A.	50,000	67,895	2/15/13	(685)
Euro	Morgan Stanley	49,333,123	66,989,985	2/15/13	(3,907,721)
Euro	Morgan Stanley	50,000	67,895	2/15/13	(2,098)
Euro	UBS AG	5,471,247	7,429,466	2/15/13	(396,998)
Brazilian Real	Citibank N.A.	2,984,000	1,490,975	3/15/13	(42,080)
					(4,125,621)
Net unrealized loss on open forward foreign currency contracts					$(4,043,325)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

Forward Foreign Currency Contracts

Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$ 464,416	$ (4,507,741)	$ (4,043,325)

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell) †	$ 1,356,625
Forward foreign currency contracts (to buy)	2,794,229
Forward foreign currency contracts (to sell)	122,973,866

† At January 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  March 27, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:   March 27, 2013